UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2015

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 4, 2015, InfraREIT, Inc. (the “Registrant”) completed its initial public offering of 23,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”), including 3,000,000 shares pursuant to the underwriters’ exercise of their option to purchase additional shares of Common Stock from the Registrant, at a price to the public of $23.00 per share, pursuant to a Registration Statement on Form S-11, as amended (File No. 333-201106), initially filed by the Registrant with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on December 19, 2014, including a prospectus (the “Prospectus”) filed with the Commission on February 2, 2015 pursuant to Rule 424(b) promulgated under the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2015, the Registrant filed Articles of Amendment and Restatement (the “Amended Charter”) with the State Department of Assessments and Taxation of Maryland. Summaries of the material provisions of the Amended Charter, including the rights and preferences of the Registrant’s capital stock as set forth in the Amended Charter, are included in the sections of the Prospectus entitled “Certain Provisions of Maryland Law and Our Charter and Bylaws” and “Description of Our Capital Stock,” which sections are incorporated herein by reference.

The foregoing description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Charter, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the effectiveness of the Amended Charter, the Registrant is filing an updated legal opinion of Venable LLP as Exhibit 5.1 to this Current Report, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Articles of Amendment and Restatement of InfraREIT, Inc.

5.1	—	Opinion of Venable LLP

23.1	—	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: February 4, 2015	By:	/s/ Benjamin D. Nelson
Benjamin D. Nelson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Articles of Amendment and Restatement of InfraREIT, Inc.

5.1	—	Opinion of Venable LLP

23.1	—	Consent of Venable LLP (included in Exhibit 5.1)

4